SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2009

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification Number

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1201 Walnut Street
Kansas City, Missouri 64106
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On June 11, 2009, a Fourth Amendment to the Credit Agreement dated as of May 11, 2006, among Great Plains Energy Incorporated, Bank of America, N.A., JPMorgan Chase Bank, N.A., BNP Paribas, The Bank of Tokyo-Mitsubishi UFJ, Limited, New York Branch, Wachovia Bank N.A., The Bank of New York Mellon, Keybank National Association, The Bank of Nova Scotia, UMB Bank, N.A., and Commerce Bank, N.A.  (the “Credit Agreement”) was entered into by the parties.  The Credit Agreement provides for a revolving credit facility of up to $600 million, and was filed as Exhibit 10.1.b to Form 10-Q for the quarter ended June 30, 2006.

The Fourth Amendment permits KCP&L Greater Missouri Operations Company (“GMO”) to sell or transfer accounts receivable pursuant to one or more securitization transactions, and updates references to GMO’s current name.

The lenders under the Credit Agreement are also lenders under a revolving credit agreement with Kansas City Power & Light Company (“KCP&L”), a wholly-owned subsidiary of Great Plains Energy, which with the Credit Agreement aggregates to $1 billion.  Bank of America, N.A., BNP Paribas, JPMorgan Chase Bank, N.A., The Bank of Nova Scotia, Wachovia Bank, N.A., The Bank of New York Mellon, an affiliate of The Bank of Tokyo-Mitsubishi UFJ Ltd., New York Branch, and UMB Bank, N.A., are also lenders under a $400 million revolving credit agreement with GMO.  An affiliate of The Bank of New York Mellon is the trustee for $387.5 million of Great Plains Energy unsecured debt, and $1,378.7 million of KCP&L’s secured and unsecured debt (including Environmental Improvement Revenue Refunding debt issued by certain governmental entities) under several separate indentures.  UMB Bank, N.A., is the trustee for $755.3 million of KCP&L mortgage bonds.  The Bank of Tokyo-Mitsubishi UFJ Ltd., New York Branch acts as agent, and an affiliate is a purchaser, under a receivables sale agreement with KCP&L, and an affiliate is trustee for $1.0 billion of GMO’s secured and unsecured debt (including environmental improvement revenue refunding debt issued by certain governmental entities) under several separate indentures.  Bank of America, N.A. and JP Morgan Chase Bank, N.A. also participate in the commercial paper program of KCP&L and may from time to time hold KCP&L’s commercial paper.  The lenders under the Credit Agreement and certain of their respective affiliates have provided and in the future may continue to provide investment banking, commercial banking and other financial services, including the provision of credit facilities, to Great Plains Energy and its affiliates in the ordinary course of business for which they have received and may in the future receive customary compensation.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	*
Credit Agreement dated as of May 11, 2006, among Great Plains Energy Incorporated, Bank of America, N.A., JPMorgan Chase Bank, N.A., BNP Paribas, The Bank of Tokyo-Mitsubishi UFJ, Limited, Chicago Branch, Wachovia Bank N.A., The Bank of New York, Keybank National Association, The Bank of Nova Scotia, UMB Bank, N.A., and Commerce Bank, N.A. (Exhibit 10.1.b to Form 10-Q for the quarter ended June 30, 2006).

10.2	*
Notice of Election to Transfer Unused Commitment between the Great Plains Energy Incorporated and Kansas City Power & Light Company Credit Agreements dated as of May 11, 2006, with Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, BNP Paribas, The Bank of Tokyo-Mitsubishi UFJ, Limited, Chicago Branch and Wachovia Bank N.A., as Co-Documentation Agents, The Bank of New York, KeyBank National Association, The Bank of Nova Scotia, UMB Bank, N.A., and Commerce Bank, N.A. (Exhibit 10.1.2 to Form 10-Q for the quarter ended June 30, 2007).

10.3	*
First Amendment to Credit Agreement dated as of May 16, 2008, among Great Plains Energy Incorporated, the Lenders party thereto and Bank of America, N.A., as Administrative Agent (Exhibit 10.1 to Form 8-K filed on May 22, 2008).

10.4	*
Second Amendment to Credit Agreement dated as of May 16, 2008, among Great Plains Energy Incorporated, the Lenders party thereto and Bank of America, N.A., as Administrative Agent (Exhibit 10.2 to Form 8-K filed on May 22, 2008).

10.5	*
Third Amendment to Credit Agreement dated as of June 13, 2008, among Great Plains Energy Incorporated, the Lenders party thereto and Bank of America, N.A., as Administrative Agent (Exhibit 10.1 to Form 8-K filed on June 19, 2008).

10.6		Fourth Amendment to Credit Agreement dated as of June 11, 2009, among Great Plains Energy Incorporated, the Lenders party thereto and Bank of America, N.A., as Administrative Agent.

*  Incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Terry Bassham
Terry Bassham
Executive Vice President- Finance & Strategic Development and Chief Financial Officer

Date:  June 16, 2009.

Exhibit Index

Exhibit No.	Title

10.1
Credit Agreement dated as of May 11, 2006, among Great Plains Energy Incorporated, Bank of America, N.A., JPMorgan Chase Bank, N.A., BNP Paribas, The Bank of Tokyo-Mitsubishi UFJ, Limited, Chicago Branch, Wachovia Bank N.A., The Bank of New York, Keybank National Association, The Bank of Nova Scotia, UMB Bank, N.A., and Commerce Bank, N.A. (Exhibit 10.1.b to Form 10-Q for the quarter ended June 30, 2006).

10.2
Notice of Election to Transfer Unused Commitment between the Great Plains Energy Incorporated and Kansas City Power & Light Company Credit Agreements dated as of May 11, 2006, with Bank of America, N.A., as Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, BNP Paribas, The Bank of Tokyo-Mitsubishi UFJ, Limited, Chicago Branch and Wachovia Bank N.A., as Co-Documentation Agents, The Bank of New York, KeyBank National Association, The Bank of Nova Scotia, UMB Bank, N.A., and Commerce Bank, N.A. (Exhibit 10.1.2 to Form 10-Q for the quarter ended June 30, 2007).

10.3
First Amendment to Credit Agreement dated as of May 16, 2008, among Great Plains Energy Incorporated, the Lenders party thereto and Bank of America, N.A., as Administrative Agent (Exhibit 10.1 to Form 8-K filed on May 22, 2008).

10.4
Second Amendment to Credit Agreement dated as of May 16, 2008, among Great Plains Energy Incorporated, the Lenders party thereto and Bank of America, N.A., as Administrative Agent (Exhibit 10.2 to Form 8-K filed on May 22, 2008).

10.5
Third Amendment to Credit Agreement dated as of June 13, 2008, among Great Plains Energy Incorporated, the Lenders party thereto and Bank of America, N.A., as Administrative Agent (Exhibit 10.1 to Form 8-K filed on June 19, 2008).

10.6	Fourth Amendment to Credit Agreement dated as of June 11, 2009, among Great Plains Energy Incorporated, the Lenders party thereto and Bank of America, N.A., as Administrative Agent.